United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): September 6, 2005

                      Integrated Healthcare Holdings, Inc.
               (Exact Name of Registrant as Specified in Charter)

          Nevada                     0-23511                  87-0412182
(State or Other Jurisdiction  (Commission File Number)      (IRS Employer
     of Incorporation)                                    Identification No.)

         695 Town Center Drive, Suite 260, Costa Mesa, California 92626
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (714) 434-9191
       ------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

      As previously announced, on or about May 9, 2005, Integrated Healthcare Holdings, Inc. (the "Company") received a Notice of Default from Medical Provider Financial Corporation II ("MedCap"). MedCap is the lender to the Company under a $50 million acquisition loan and a working capital non-revolving line of credit of up to $30 million under a Credit Agreement, dated as of March 3, 2005 (the "Credit Agreement"). Also as previously announced, on June 16, 2005, the Company entered into an Agreement to Forbear, dated as of June 1, 2005, by and among the Company, certain of its subsidiaries, Orange County Physicians Investment Network, LLC ("OCPIN"), West Coast Holdings, LLC, and MedCap (the "Forbearance Agreement"). Among other things, under the Forbearance Agreement MedCap agreed for 100 days (as long as another default does not occur) to forbear from (i) recording Notices of Default, (ii) filing a judicial foreclosure lawsuit against the Company, OCPIN and West Coast Holdings, LLC, and
(iii) filing lawsuits against the Company, OCPIN and West Coast Holdings, LLC (the "Forbearance Period").

      On September 6, 2005, all parties executed an Amendment No. 1 to the Forbearance Agreement (the "Amendment"). The Amendment extended the Forbearance Period to October 7, 2005, changes the interest rate payable to MedCap on all loans under the Credit Agreement to 14% from the default rate under the Credit Agreement, and provides for certain releases and indemnities.

      The Amendment is furnished as an exhibit to this Report. The preceding description of the Amendment is summary in nature and does not purport to be complete. This summary should be read in connection with the exhibit hereto.

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

      The disclosures contained in Item 1.01 of this Report are hereby incorporated under this item by reference.

Item 9.01 Financial Statements and Exhibits.

      (c) Exhibits.

  Exhibit
  Number   Description
  -------  -----------

   99.1    Amendment No. 1 to the Agreement to Forbear, dated September 1, 2005.

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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Integrated Healthcare Holdings, Inc.

                                            By: /s/ Larry Anderson
                                            ------------------------------------
                                            Name:  Larry Anderson
                                            Title: President

Date: September 12, 2005

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